UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07964

ACM MANAGED DOLLAR INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005

Date of reporting period:    September 30, 2005


ITEM 1.   REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACM Managed Dollar Income Fund


Annual Report
September 30, 2005




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




November 17, 2005


Annual Report
This report provides management's discussion of fund performance for ACM Managed Dollar Income Fund (the "Fund") for the annual reporting period ended September 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ADF".

Investment Objective and Policies
This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note E --Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 34.

Investment Results
The table on page 6 shows the Fund's performance compared to its composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended September 30, 2005. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged emerging market debt securities. The CSFBHY Index is a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. The Fund's performance is compared to a composite benchmark of both indices because this composite more closely resembles the composition of the Fund's portfolio.

For the 12-month period ended September 30, 2005, the Fund outperformed its blended benchmark. Contributing positively to performance was the Fund's ability to leverage during a period of continued strong emerging market debt and high yield returns. Within the Fund's emerging market allocation, its overweighted position in Russia contributed positively to performance. Russia, the Fund's largest emerging market debt holding, posted the best annual country return within the JPM EMBI+. The return was influenced by Russia's continued benefit of higher oil revenues, strong fiscal performance and debt pre-payments.

Within the Fund's high yield holdings, industry allocation contributed positively to performance, while security selection detracted from performance. The Fund's underweighted position in the automotive industry was one of the primary positive contributors to relative performance as that sector underperformed. The automotive industry was pressured by a series of negative developments, including several downgrades. The Fund's overweighted position in media/cable detracted from relative performance as that industry also underperformed. The Fund's performance was hurt by security selection in the packaging, utilities and building


ACM MANAGED DOLLAR INCOME FUND o 1


products industries, but was helped by security selection in the automotive and wireless industries.

Market Review and Investment Strategy
During the annual reporting period, high yield and emerging market debt posted the strongest returns within the fixed-income market. High yield securities returned 6.31%, as represented by the CSFBHY Index, while emerging market debt returned a strong 15.15%, according to the JPM EMBI+.

A combination of factors supported the high yield market throughout the year including a strong investor demand for yield, limited supply and strong corporate earnings. Liquidity in the high yield market also remained ample with default rates near all-time lows. In September, however, returns were dampened somewhat as the sector posted its first negative monthly return since April. Investor sentiment turned more cautious as the post-Katrina energy price shock weighed on consumers and equity investors. High yield spreads, according to CSFB, were 377 basis points over Treasuries at the end of the reporting period, representing a tightening of 53 basis points during the annual period. Most of the tightening occurred early in the reporting period. The average yield at the end of the period was 7.98%.

With the exception of consumer durables and transportation, all high yield industries posted positive returns. Outperforming industries included media/telecom at 9.43%, utilities at 8.48%, service at 8.47%, energy at 8.42% and chemicals at 8.28%. Underperforming industries included consumer durables at -7.96% and transportation at -2.25%.

Dispersion among high yield industries remained quite narrow, leading to limited opportunities for outperformance through industry overweights and underweights. As such, the Fund's portfolio manager (the "manager") continued to emphasize security selection as the primary means of achieving value, drawing on extensive fundamental and quantitative research to help identify the winners and losers. With continued spread compression during the period, the manager reduced the Fund's risk exposure by focusing on a more neutral risk profile and adding diversification into the Fund's portfolio holdings. Fundamentals remained supportive as U.S. economic momentum continued, along with solid growth in corporate profits, cash flow and liquidity. Additionally, the high yield sector continued to be underpinned by a historic low default rate.

The emerging market debt class posted the strongest returns within fixed-income sectors for the annual period. The emerging markets have enjoyed strong investor demand, a favorable low global interest rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006.

For the annual period, all emerging market countries posted positive returns with the non-Latin region returning 15.73% and marginally


2 o ACM MANAGED DOLLAR INCOME FUND


outpacing the Latin countries which returned 14.79%. Several Latin countries benefited from improved export demand and strong commodity prices, particularly oil. Countries outperforming for the annual period included oil-producing Russia, which returned 22.76%, Ecuador at 22.32%, Venezuela at 22.32% and Panama at 20.68%. Underperforming countries for the period included Poland at 4.17%, Bulgaria at 4.56% and Morocco at 5.40%.

During the reporting period, the Fund maintained allocations to its core emerging market countries (Brazil, Argentina, Russia, Colombia, Mexico, Turkey and Venezuela). The Fund was also overweight in the Latin American region as those countries benefited from improving macroeconomic fundamentals and higher commodity prices. Individual emerging countries favored in the Fund during the year included Russia, which, as previously mentioned, was the Fund's largest overweight and the best performing country.

The Fund also favored Argentina based on very strong growth (10.1% GDP growth in the second quarter of 2005), solid growth in reserves, and improvement in the political system with the president recently consolidating gains. Argentina also benefited from a completion of its debt restructuring. The Fund's exposure to Peru was increased as economic growth continued to outpace most Latin countries on strong demand for its exports. Exports doubled in Peru during 1999-2004, led by mining, and growth has averaged 5% per annum. The Ukraine, which experienced strong economic growth and ratings upgrades, was also favored. Lastly, the Fund's exposure to Ecuador was significantly reduced. Although credit fundamentals in that country are sound, political volatility warranted caution.


ACM MANAGED DOLLAR INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 56.

Benchmark Disclosure
The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund may utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This leverage will not exceed 33% of the Fund's total assets, less liabilities.


(Historical Performance continued on next page)


4 o ACM MANAGED DOLLAR INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund's assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund's asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM MANAGED DOLLAR INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED SEPTEMBER 30, 2005
                                              Returns
                                       -----------------------
                                       6 Months      12 Months
                                       -----------------------
ACM Managed Dollar Income Fund (NAV)     9.35%         14.57%

Composite: 65% JPM EMBI+ /
  35% CSFBHY Index                       8.07%         12.06%

JPM EMBI+                               10.89%         15.15%

CSFBHY Index                             2.82%          6.31%


The Fund's Market Price per share on September 30, 2005 was $7.74. For additional Financial Highlights, please see page 40.



GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/95 TO 9/30/05


ACM Managed Dollar Income Fund (NAV): $28,354
Composite: $31,593

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                ACM Managed Dollar
                                Income Fund (NAV)                 Composite
-------------------------------------------------------------------------------
     9/30/95                         $10,000                       $10,000
     9/30/96                         $14,086                       $13,095
     9/30/97                         $18,825                       $16,048
     9/30/98                         $12,006                       $13,380
     9/30/99                         $14,250                       $15,565
     9/30/00                         $15,587                       $18,505
     9/30/01                         $14,016                       $18,399
     9/30/02                         $14,048                       $18,447
     9/30/03                         $21,742                       $25,076
     9/30/04                         $24,669                       $28,194
     9/30/05                         $28,354                       $31,593

This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 9/30/95 to 9/30/05) as compared to the performance of the Fund's benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 4 and 5.


6 o ACM MANAGED DOLLAR INCOME FUND


PORTFOLIO SUMMARY
September 30, 2005


PORTFOLIO STATISTICS
Net Assets  ($mil): $178.6


SECURITY TYPE BREAKDOWN*
[ ]   52.0%   Sovereign Debt Obligations          [PIE CHART OMITTED]
[ ]   46.2%   Corporate Debt Obligations
[ ]    0.7%   Preferred Stock

[ ]    1.1%   Short-Term


* All data are as of September 30, 2005. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ACM MANAGED DOLLAR INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
September 30, 2005


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-61.1%
Argentina-4.2%
Republic of Argentina
  8.28%, 12/31/33                               $ 2,658     $  2,743,421
Republic of Argentina FRN
  4.005%, 8/03/12(a)                              5,239        4,795,584
                                                             ------------
                                                               7,539,005

Belize-0.1%
Government of Belize
  9.50%, 8/15/12                                    132          111,540

Brazil-11.1%
Republic of Brazil
  8.00%, 1/15/18                                  2,099        2,214,445
  8.25%, 1/20/34                                    101          101,404
  9.25%, 10/22/10                                   625          702,500
  10.50%, 7/14/14                                 1,238        1,497,980
  11.00%, 8/17/40(b)                              4,643        5,687,675
  12.00%, 4/15/10(b)                              1,150        1,408,750
  12.75%, 1/15/20(b)                              3,069        4,265,910
  14.50%, 10/15/09                                  530          689,000
Republic of Brazil-DCB FRN
  Series L
  4.313%, 4/15/12(a)                              3,292        3,242,314
                                                             ------------
                                                              19,809,978

Bulgaria-0.2%
Republic of Bulgaria
  8.25%, 1/15/15(c)                                 355          438,958

Colombia-1.3%
Republic of Colombia
  10.75%, 1/15/13                                   237          297,790
  11.75%, 2/25/20(b)                              1,498        2,084,467
                                                             ------------
                                                               2,382,257

Dominican Republic-0.7%
Dominican Republic
  9.04%, 1/23/18(c)                                  20           22,043
  9.50%, 9/27/11(c)                               1,151        1,266,322
                                                             ------------
                                                               1,288,365

Ecuador-0.2%
Republic of Ecuador
  9.00%, 8/15/30(a)(c)                              349          329,456

El Salvador-0.7%
Republic of El Salvador
  7.625%, 9/21/34(c)                                150          166,500


8 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
  7.65%, 6/15/35(c)                             $   574     $    598,395
  8.50%, 7/25/11(c)                                 400          457,000
                                                             ------------
                                                               1,221,895

Indonesia-0.7%
Republic of Indonesia
  6.75%, 3/10/14(c)                                 945          930,825
  7.25%, 4/20/15(c)                                 376          373,180
                                                             ------------
                                                               1,304,005

Jamaica-0.2%
Government of Jamaica
  10.625%, 6/20/17                                  357          396,270

Lebanon-0.6%
Lebanese Republic
  7.875%, 5/20/11(c)                                325          327,437
  10.125%, 8/06/08(c)                               556          594,086
  11.625%, 5/11/16(c)                               146          170,017
                                                             ------------
                                                               1,091,540

Mexico-8.1%
United Mexican States
  7.50%, 1/14/12                                    875          982,188
  8.00%, 9/24/22(b)                               4,472        5,433,480
  8.125%, 12/30/19(b)                             5,135        6,226,188
  11.375%, 9/15/16(b)                             1,296        1,911,600
                                                             ------------
                                                              14,553,456

Nigeria-0.5%
Central Bank of Nigeria
  6.25%, 11/15/20                                   750          757,500

Panama-1.4%
Republic of Panama
  8.875%, 9/30/27                                   559          690,365
  9.375%, 7/23/12                                   105          127,050
  9.375%, 4/01/29                                   306          388,620
  9.625%, 2/08/11                                   225          268,875
  10.75%, 5/15/20                                   680          947,920
                                                             ------------
                                                               2,422,830

Peru-2.0%
Republic of Peru
  7.35%, 7/21/25                                    631          668,860
  8.375%, 5/03/16                                   345          403,650
  8.75%, 11/21/33(b)                              2,005        2,421,038
  9.875%, 2/06/15                                    23           29,383
                                                             ------------
                                                               3,522,931


ACM MANAGED DOLLAR INCOME FUND o 9


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Philippines-3.4%
Republic of Philippines
  8.875%, 3/17/15(b)                            $ 1,888     $  2,010,720
  9.00%, 2/15/13                                     75           80,363
  9.50%, 2/02/30                                    537          573,248
  9.875%, 1/15/19(b)                              2,600        2,899,000
  10.625%, 3/16/25                                  364          424,970
                                                             ------------
                                                               5,988,301

Russia-16.6%
Ministry Finance of Russia
  Series V
  3.00%, 5/14/08                                  2,905        2,763,527
  Series VII
  3.00%, 5/14/11                                  1,840        1,644,592
Russian Federation
  5.00%, 3/31/30(a)(c)                           21,972       25,245,828
                                                             ------------
                                                              29,653,947

Turkey-3.2%
Republic of Turkey
  7.375%, 2/05/25                                   440          439,560
  11.00%, 1/14/13                                   610          780,190
  11.50%, 1/23/12(b)                              1,447        1,852,160
  11.75%, 6/15/10                                   883        1,100,660
  11.875%, 1/15/30(b)                             1,019        1,496,911
                                                             ------------
                                                               5,669,481

Ukraine-0.7%
Ukraine Government
  6.875%, 3/04/11(c)                                526          554,272
  7.65%, 6/11/13(c)                                  21           23,132
  11.00%, 3/15/07                                   658          694,569
                                                             ------------
                                                               1,271,973

Uruguay-1.1%
Republic of Uruguay
  7.50%, 3/15/15                                     93           95,232
  7.875%, 1/15/33(g)                              1,528        1,505,247
  9.25%, 5/17/17                                    340          381,650
                                                             ------------
                                                               1,982,129

Venezuela-4.1%
Republic of Venezuela
  4.64%, 4/20/11(a)(c)                              120          117,996
  5.375%, 8/07/10(c)                                690          672,060
  8.50%, 10/08/14                                    35           38,850
  9.25%, 9/15/27(b)                               5,314        6,291,776
  10.75%, 9/19/13                                   208          258,440
                                                             ------------
                                                               7,379,122

Total Sovereign Debt Securities
  (cost $86,590,342)                                         109,114,939


10 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. CORPORATE DEBT OBLIGATIONS-48.2%
Aerospace & Defense-0.7%
DRS Technologies, Inc.
  6.875%, 11/01/13                              $   330     $    318,450
L-3 Communications Corp.
  5.875%, 1/15/15                                   345          333,787
Sequa Corp.
  9.00%, 8/01/09                                    235          250,275
TD Funding Corp.
  8.375%, 7/15/11                                   410          429,475
                                                             ------------
                                                               1,331,987

Automotive-1.6%
Asbury Automotive Group, Inc.
  8.00%, 3/15/14                                    211          200,450
Ford Motor Co.
  7.45%, 7/16/31                                    280          218,400
Ford Motor Credit Co.
  4.95%, 1/15/08                                    380          361,622
General Motors Acceptence Corp.
  6.875%, 9/15/11                                   460          418,422
General Motors Corp.
  7.75%, 3/15/36(d)                                 655          167,025
HLI Operating, Inc.
  10.50%, 6/15/10*                                  306          264,690
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                   415          412,925
TRW Automotive, Inc.
  9.375%, 2/15/13                                   186          201,810
  11.00%, 2/15/13                                   176          198,440
United Auto Group, Inc.
  9.625%, 3/15/12                                   290          301,600
Visteon Corp.
  7.00%, 3/10/14                                    220          190,850
                                                             ------------
                                                               2,936,234

Broadcasting & Media-0.6%
Albritton Communications Co.
  7.75%, 12/15/12                                   375          372,187
Emmis Communications Corp.
  9.745%, 6/15/12                                   155          156,162
Lamar Media Corp.
  6.625%, 8/15/15(c)                                230          234,025
LIN Television Corp.
  6.50%, 5/15/13(c)                                 290          274,775
                                                             ------------
                                                               1,037,149

Building & Real Estate-1.9%
Associated Materials, Inc.
  11.25%, 3/01/14(d)                                650          325,000
D.R. Horton, Inc.
  6.875%, 5/01/13                                   345          361,469


ACM MANAGED DOLLAR INCOME FUND o 11


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
KB HOME
  7.75%, 2/01/10                                $   480     $    494,326
Meritage Homes Corp.
  6.25%, 3/15/15                                    470          430,050
M/I Homes, Inc.
  6.875%, 4/01/12                                   470          439,450
Schuler Homes, Inc.
  10.50%, 7/15/11                                   360          388,800
WCI Communities, Inc.
  6.625%, 3/15/15                                   425          384,625
William Lyon Homes, Inc.
  10.75%, 4/01/13                                   525          565,688
                                                             ------------
                                                               3,389,408

Cable-3.8%
Cablevision Systems Corp.
  8.00%, 4/15/12                                    780          756,600
Charter Communications Operating LLC
  8.00%, 4/30/12(c)                               1,695        1,707,712
CSC Holdings, Inc.
  7.00%, 4/15/12(c)                                 275          259,875
  7.625%, 7/15/18                                   410          383,350
DirectTV Holdings LLC
  6.375%, 6/15/15(c)                                430          426,775
Echostar DBS Corp.
  6.375%, 10/01/11                                  325          322,156
Inmarsat Finance PLC (United Kingdom)
  7.625%, 6/30/12                                   372          383,160
Insight Midwest LP
  9.75%, 10/01/09                                   385          393,662
Intelsat Bermuda, Ltd. (Bermuda)
  8.625%, 1/15/15(c)                                385          392,700
  8.695%, 1/15/12(a)(c)                             115          117,012
PanAmSat Corp.
  9.00%, 8/15/14                                    313          330,215
  10.375%, 11/01/14(d)                            1,100          759,000
Rogers Cable, Inc. (Canada)
  6.75%, 3/15/15                                    620          621,550
                                                             ------------
                                                               6,853,767

Chemicals-1.2%
Borden Chemicals, Inc.
  9.00%, 7/15/14(c)                                 395          400,925
Equistar Chemical Funding LP
  10.125%, 9/01/08                                  480          516,000
  10.625%, 5/01/11                                  145          158,050
Huntsman Advanced Materials LLC
  11.00%, 7/15/10                                   305          341,600
Huntsman International LLC
  9.875%, 3/01/09                                   330          348,562
Westlake Chemical Corp.
  8.75%, 7/15/11                                    270          290,925
                                                             ------------
                                                               2,056,062


12 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Communications - Fixed-2.2%
Citizens Communications Co.
  6.25%, 1/15/13                                $   490     $    470,400
Eircom Funding (Ireland)
  8.25%, 8/15/13                                    430          466,550
Hawaiian Telecom Communications, Inc.
  9.75%, 5/01/13(c)*                                450          459,000
MCI, Inc.
  7.688%, 5/01/09                                   270          280,125
Qwest Corp.
  8.875%, 3/15/12                                 1,685        1,840,863
VALOR Telecom Enterprise
  7.75%, 2/15/15                                    430          417,100
                                                             ------------
                                                               3,934,038

Communications - Mobile-1.3%
Cincinnati Bell Inc.
  7.00%, 2/15/15                                    275          265,375
Digicel, Ltd. (Bermuda)
  9.25%, 9/01/12(c)                                 349          361,215
Nextel Communications, Inc.
  5.95%, 3/15/14                                    240          245,680
  6.875%, 10/31/13                                  390          413,967
Rogers Wireless, Inc. (Canada)
  7.25%, 12/15/12                                   335          354,263
  7.50%, 3/15/15                                    368          396,520
Rural Cellular Corp.
  8.25%, 3/15/12                                    270          283,500
                                                             ------------
                                                               2,320,520

Consumer Manufacturing-1.1%
Acco Brands Corp.
  7.625%, 8/15/15(c)                                470          465,300
Broder Brothers Co.
  11.25%, 10/15/10                                  547          541,530
Jostens, Inc.
  7.625%, 10/01/12                                  425          429,250
Playtex Products, Inc.
  8.00%, 3/01/11                                    320          335,200
Quiksilver, Inc.
  6.875%, 4/15/15(c)                                220          211,200
                                                             ------------
                                                               1,982,480

Diversified Media-1.7%
Dex Media, Inc.
  8.00%, 11/15/13                                   415          426,412
Dex Media East LLC
  9.875%, 11/15/09                                  125          135,937
  12.125%, 11/15/12                                 220          257,400
Dex Media West LLC
  8.50%, 8/15/10                                    180          190,350
  9.875%, 8/15/13                                   581          641,279


ACM MANAGED DOLLAR INCOME FUND o 13


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
PRIMEDIA, Inc.
  8.00%, 5/15/13                                $   350     $    352,625
  8.875%, 5/15/11                                   305          319,488
Rainbow National Services LLC
  8.75%, 9/01/12(c)                                 720          767,700
                                                             ------------
                                                               3,091,191

Energy-2.3%
Amerada Hess Corp.
  7.30%, 8/15/31                                    440          513,327
Chesapeake Energy Corp.
  7.75%, 1/15/15                                    355          378,075
El Paso Corp.
  7.75%, 1/15/32                                    571          575,282
Grant Prideco, Inc.
  6.125%, 8/15/15(c)                                245          247,450
Hilcorp Energy
  10.50%, 9/01/10(c)                                700          770,000
Kerr-McGee Corp.
  6.875%, 9/15/11                                   760          812,425
Premco Refining Group, Inc.
  9.50%, 2/01/13                                    280          315,700
Pride International, Inc.
  7.375%, 7/15/14                                   400          434,500
                                                             ------------
                                                               4,046,759

Entertainment & Leisure-1.3%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                   350          367,500
Intrawest Corp. (Canada)
  7.50%, 10/15/13                                   195          199,631
NCL Corp. (Bermuda)
  11.625%, 7/15/14(c)                               520          548,600
Royal Caribbean Cruises (Liberia)
  8.00%, 5/15/10                                    635          687,388
Universal City Development Partners
  11.75%, 4/01/10                                   430          485,900
                                                             ------------
                                                               2,289,019

Financial-1.8%
Crum & Foster Holdings Corp.
  10.375%, 6/15/13                                  220          240,350
Fairfax Financial Holdings (Canada)
  7.375%, 4/15/18*                                  465          402,225
  7.75%, 4/26/12*                                   550          528,000
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(e)                                 615          653,971
Navistar International Corp.
  6.25%, 3/01/12                                    330          313,500
PXRE Capital Trust I
  8.85%, 2/01/27                                    510          499,800


14 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
TRAINS HY-2005-1
7.651%, 6/15/15(a)(c)                           $   649     $    660,949
                                                             ------------
                                                               3,298,795

Food & Beverage-0.3%
Del Monte Food Co.
  8.625%, 12/15/12                                  215          231,125
Dole Food Company, Inc.
  8.625%, 5/01/09                                   270          282,150
  8.875%, 3/15/11                                    92           95,450
                                                             ------------
                                                                 608,725

Gaming-3.7%
Ameristar Casinos, Inc.
  10.75%, 2/15/09                                   240          256,500
Argosy Gaming Co.
  9.00%, 9/01/11                                    220          238,715
Boyd Gaming Corp.
  7.75%, 12/15/12                                   255          268,069
Harrah's Operating Company, Inc.
  7.875%, 12/15/05                                  240          242,100
Kerzner International, Ltd. (Bahamas)
  6.75%, 10/01/15(c)                                405          392,344
Mandalay Resort Group
  10.25%, 8/01/07                                   535          575,125
MGM Mirage, Inc.
  6.625%, 7/15/15(c)                                455          449,882
  8.375%, 2/01/11                                   620          666,500
Mohegan Tribal Gaming Authority
  6.375%, 7/15/09                                   155          155,000
  7.125%, 8/15/14                                   700          724,500
Penn National Gaming, Inc.
  6.875%, 12/01/11                                  380          381,900
Park Place Entertainment
  7.00%, 4/15/13                                    305          330,793
  7.875%, 3/15/10                                   150          163,125
  9.375%, 2/15/07                                   255          269,663
Riviera Holdings Corp.
  11.00%, 6/15/10                                   385          415,800
Seneca Gaming Corp.
  7.25%, 5/01/12                                    415          425,375
  7.25%, 5/01/12(c)                                 125          128,125
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(c)                               300          312,000
                                                             ------------
                                                               6,395,516

Health Care-3.1%
AmerisourceBergen Corp.
  7.25%, 11/15/12                                     1              620
Concentra Operating Corp.
  9.125%, 6/01/12                                   195          202,800
  9.50%, 8/15/10                                    280          293,300


ACM MANAGED DOLLAR INCOME FUND o 15


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Coventry HealthCare, Inc.
  5.875%, 1/15/12                               $   160     $    162,400
  6.125%, 1/15/15                                   170          174,250
DaVita, Inc.
  7.25%, 3/15/15                                    605          613,319
Extendicare Health Services
  9.50%, 7/01/10                                    160          170,400
Genesis HealthCare Corp.
  8.00%, 10/15/13                                   155          167,012
HCA, Inc.
  6.375%, 1/15/15                                   625          618,344
  7.875%, 2/01/11                                   415          444,809
IASIS Healthcare LLC
  8.75%, 6/15/14                                    445          461,687
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09                                   345          373,463
Select Medical Corp.
  7.625%, 2/01/15                                   750          718,125
Triad Hospitals, Inc.
  7.00%, 11/15/13                                   570          577,125
Universal City Florida Holding, Co.
  8.375%, 5/01/10                                   110          114,125
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                 360          369,000
                                                             ------------
                                                               5,460,779

Hotels & Lodging-0.9%
Host Marriott LP
  9.25%, 10/01/07                                   110          115,912
  9.50%, 1/15/07                                    310          324,337
John Q Hamons Hotels LP
  8.875%, 5/15/12                                     1              596
La Quinta Properties, Inc.
  8.875%, 3/15/11                                   380          406,600
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12                                   405          441,450
Vail Resorts, Inc.
  6.75%, 2/15/14                                    360          359,100
                                                             ------------
                                                               1,647,995

Index-2.2%
Dow Jones CDX HY
  7.75%, 12/29/09(c)*                             1,173        1,177,549
  8.25%, 6/29/10(c)*                              2,717        2,700,565
                                                             ------------
                                                               3,878,114

Industrial-2.0%
AMSTED Industries, Inc.
  10.25%, 10/15/11(c)                               465          506,850
Case New Holland, Inc.
  9.25%, 8/01/11                                    315          333,112
Dayton Superior Corp.
  10.75%, 9/15/08                                   440          444,400


16 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
FastenTech, Inc.
  11.50%, 5/01/11                               $   295     $    305,694
Goodman Global Holdings, Inc.
  7.875%, 12/15/12(c)*                              430          389,150
NMHG Holding Co.
  10.00%, 5/15/09                                   220          235,400
Terex Corp.
  10.375%, 4/01/11                                  380          406,600
TriMas Corp.
  9.875%, 6/15/12                                   490          401,800
Trinity Industries, Inc.
  6.50%, 3/15/14                                    535          526,975
                                                             ------------
                                                               3,549,981

Insurance-0.4%
Liberty Mutual Group
  5.75%, 3/15/14(c)                                 475          464,134
Royal & Sun Alliance Insurance Group PLC
  (United Kingdom)
  8.95%, 10/15/29                                   235          297,042
                                                             ------------
                                                                 761,176

Metals & Mining-1.6%
AK Steel Corp.
  7.875%, 2/15/09                                   910          882,700
Chesapeake Energy Corp.
  6.625%, 1/15/16                                   250          253,125
International Steel Group, Inc.
  6.50%, 4/15/14                                    452          447,480
Ispat Inland ULC (Canada)
  9.75%, 4/01/14                                    239          277,240
Peabody Energy Corp.
  6.875%, 3/15/13                                   385          402,325
Southern Peru Copper Corp.
  6.375%, 7/27/15(c)                                542          546,456
                                                             ------------
                                                               2,809,326

Paper & Packaging-2.8%
Ball Corp.
  6.875%, 12/15/12                                  450          459,000
Berry Plastics Corp.
  10.75%, 7/15/12                                   355          381,625
Crown Euro Holdings S.A. (France)
  9.50%, 3/01/11                                    415          454,425
Georgia-Pacific Corp.
  8.875%, 5/15/31                                   255          301,581
  9.375%, 2/01/13                                   725          808,375
Graphic Packaging Int'l Corp.
  9.50%, 8/15/13                                    470          441,800
Newpage Corp.
  10.00%, 5/01/12*                                  505          474,700
Owens-Brockway Glass Container, Inc.
  8.875%, 2/15/09                                   745          782,250


ACM MANAGED DOLLAR INCOME FUND o 17


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(c)(f)(g)                      $   913     $    411,065
Stone Container Corp.
  9.25%, 2/01/08                                    540          553,500
  9.75%, 2/01/11                                     12           12,180
                                                             ------------
                                                               5,080,501

Restaurants-0.2%
Domino's, Inc.
  8.25%, 7/01/11                                    262          275,100

Retail-0.7%
GSC Holdings Corp.
  8.00%, 10/01/12(c)*                               645          645,000
J.C. Penney Corporation, Inc.
  7.625%, 3/01/97                                   205          210,125
  8.00%, 3/01/10                                    420          458,850
                                                             ------------
                                                               1,313,975

Service-1.6%
Allied Waste North America
  6.375%, 4/15/11                                   610          584,075
  8.875%, 4/01/08                                   305          317,962
H & E Equipment/Finance
  11.125%, 6/15/12                                  600          672,000
Service Corp. International
  6.50%, 3/15/08                                    605          614,075
  7.70%, 4/15/09                                    270          283,500
United Rentals North America, Inc.
  6.50%, 2/15/12                                    404          389,860
  7.75%, 11/15/13                                     8            7,720
                                                             ------------
                                                               2,869,192

Supermarket & Drugstore-0.7%
Couche-Tard, Inc.
  7.50%, 12/15/13                                   333          342,990
Roundy's, Inc.
  Series B
  8.875%, 6/15/12                                   250          276,250
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12                                   660          651,750
                                                             ------------
                                                               1,270,990

Technology-1.5%
Celestica, Inc. (Canada)
  7.875%, 7/01/11                                   675          688,500
Lucent Technologies
  6.45%, 3/15/29                                    145          126,875
  6.50%, 1/15/28                                    350          302,750
Nortel Networks Corp. (Canada)
  6.875%, 9/01/23                                   280          260,400
SunGard Data Systems, Inc.
  9.125%, 8/15/13(c)                                735          761,644


18 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Telecordia Technologies, Inc.
  10.00%, 3/15/13(c)                            $   275     $    259,875
Unisys Corp.
  7.875%, 4/01/08                                   205          207,050
                                                             ------------
                                                               2,607,094

Utilities - Electric & Gas-5.0%
AES Corporation
  8.75%, 5/15/13(c)                                  75           82,125
  9.00%, 5/15/15(c)                                 115          126,212
Aquila, Inc.
  14.875%, 7/01/12                                  260          354,900
Calpine Corp.
  8.50%, 7/15/10(c)                                 540          386,100
DPL, Inc.
  6.875%, 9/01/11                                   162          174,555
Dynegy Holdings, Inc.
  10.125%, 7/15/13(c)                               230          256,450
Edison Mission Energy
  9.875%, 4/15/11                                   485          574,725
Enterprise Products Operating L.P.
  5.60%, 10/15/14                                   475          473,328
FirstEnergy Corp.
  6.45%, 11/15/11                                   470          500,439
Northwest Pipelines Corp.
  8.125%, 3/01/10                                   315          336,263
NRG Energy, Inc.
  8.00%, 12/15/13                                   335          357,379
Ormat Funding Corp.
  8.25%, 12/30/20                                   388          390,644
Reliant Energy, Inc.
  6.75%, 12/15/14                                   335          329,138
  9.50%, 7/15/13                                    390          430,950
Southern Natural Gas Co.
  7.35%, 2/15/31                                    405          413,459
  8.875%, 3/15/10                                   325          351,295
TECO Energy, Inc.
  6.75%, 5/01/15(c)                                 445          466,138
  7.00%, 5/01/12                                    425          448,375
TXU Corp.
  5.55%, 11/15/14                                   360          341,758
  6.50%, 11/15/24                                   764          715,699
Williams Cos., Inc.
  7.625%, 7/15/19                                 1,365        1,477,613
                                                             ------------
                                                               8,987,545

Total U.S. Corporate Debt Obligations
  (cost $88,885,473)                                          86,083,418


ACM MANAGED DOLLAR INCOME FUND o 19


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
NON-U.S. CORPORATE DEBT OBLIGATIONS-6.1%
Brazil-0.6%
PF Export Receivables Master Trust
  6.436%, 6/01/15(c)                            $ 1,180     $  1,186,670

China-0.3%
Chaoda Modern Agriculture
  7.75%, 2/08/10(c)                                 519          503,430

Hong Kong-0.1%
Noble Group, Ltd.
  6.625%, 3/17/15(c)                                141          130,165

Kazakhstan-0.5%
Hurricane Finance BV
  9.625%, 2/12/10(c)                                400          457,500
Kazkommerts International BV
  8.50%, 4/16/13(c)                                 350          382,812
                                                             ------------
                                                                 840,312

Luxembourg-0.5%
Nell AF S.a.r.l.
  8.375%, 8/15/15(c)                                875          855,313

Mexico-2.0%
America Movil S.A. de C.V.
  6.375%, 3/01/35                                   312          302,522
Innova S. de R.L.
  9.375%, 9/19/13                                 2,865        3,251,775
                                                             ------------
                                                               3,554,297

Romania-0.3%
Mobifon Holdings BV
  12.50%, 7/31/10                                   425          499,375

Russia-1.5%
Citigroup (JSC Severstal)
  9.25%, 4/19/14(c)                                 464          513,741
Gazprom OAO
  9.625%, 3/01/13(c)                                890        1,101,123
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(c)                                 625          673,163
Russian Standard Finance SA
  7.50%, 10/07/10(c)                                270          270,000
Tyumen Oil Co.
  11.00%, 11/06/07(c)                                70           77,613
                                                             ------------
                                                               2,635,640

Singapore-0.3%
Flextronics International, Ltd.
  6.50%, 5/15/13                                    535          545,700


20 o ACM MANAGED DOLLAR INCOME FUND


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Ukraine-0.0%
Dresdner Bank AG (Kyivstar)
  7.75%, 4/27/12(c)                             $   100     $    102,210

Total Non-U.S. Corporate Debt Obligations
  (cost $10,121,817)                                          10,853,112

NON-CONVERTIBLE PREFERRED STOCK-0.8%
Sovereign Real Estate Investment Trust
  12.00%(c)                                         978        1,437,660

Total Non-Convertible Preferred Stock
  (cost $973,435)                                              1,437,660

WARRANTS(h)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                     1,000           22,000
Republic of Venezuela
  Warrants, expiring 4/15/20                      7,140               -0-

Total Warrants
  (cost $0)                                                       22,000

SHORT-TERM INVESTMENT-1.4%
Time Deposit-1.4%
Societe Generale
  3.875%, 10/03/05,
  (cost $2,400,000)                               2,400        2,400,000

Total Investments Before Security
  Lending Collateral-117.6%
  (cost $188,971,067)                                        209,911,129

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-3.8%
Short-Term Investment
UBS Private Money Market Fund, LLC
  3.65%
  (cost $6,780,299)                           6,780,299        6,780,299

Total Investments-121.4%
  (cost $195,751,366)                                        216,691,428
Other assets less liabilities-(21.4)%                        (38,131,228)

Net Assets-100.0%                                           $178,560,200


ACM MANAGED DOLLAR INCOME FUND o 21


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                       Notional                                    Unrealized
Swap Counterparty &                     Amount      Interest     Termination      Appreciation/
Reference Obligation                     (000)        Rate          Date         (Depreciation)
-----------------------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                      $ 1,220        4.14%        4/20/10         $ (117,272)
Citigroup Global Markets, Inc
  Federal Republic of Hungary
  4.50%, 2/06/13                           350         .50        11/26/13             (6,376)
Citigroup Global Markets, Inc.
  Federal Republic of Philippines
  10.625%, 3/16/25                         510        5.60         3/20/14            (47,757)
Deutsche Bank Securities Corp.
  Federal Republic of Brazil
  12.25%, 3/06/30                        1,220        4.02         4/20/10           (105,158)

Sale Contracts:
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                        2,562        1.98         4/20/07             72,312
Citigroup Global Markets, Inc.
  Federal Republic of Brazil
  12.25%, 3/06/30                          900        4.40         5/20/06             37,510
Citigroup Global Markets, Inc.
  Federal Republic of Philippines
  10.625%, 3/16/25                         510        4.95         3/20/09             37,925
Credit Suisse First Boston Int'l.
  Federal Republic of Brazil
  12.25%, 3/06/30                          750        6.90         6/20/07             89,356
Credit Suisse First Boston Int'l.
  Federal Republic of Venezuela
  9.25%, 9/15/27                           730        3.17        10/20/15             15,106
Deutsche Bank Securities Corp.
  Federal Republic of Brazil
  12.25%, 3/06/30                        2,562        1.90         4/20/07             63,345
Morgan Stanley Dean Witter
  Federal Republic of Brazil
  12.25%, 3/06/30                          680        3.80         8/20/06             22,319


22 o ACM MANAGED DOLLAR INCOME FUND


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                     Interest
Broker                                 Rate        Maturity        Amount
-------------------------------------------------------------------------------
Barclays Securites                     1.00%       10/31/05      $ 1,867,170
Barclays Securites                     1.80        10/28/05        2,431,979
Barclays Securites                     2.80        10/31/05        4,760,537
Barclays Securites                     2.95        10/31/05        4,833,433
Chase Manhattan Bank                   3.35        10/31/05        2,734,789
Chase Manhattan Bank                   3.50        10/31/05        1,250,593
Chase Manhattan Bank                   3.55        10/31/05        2,392,121
Chase Manhattan Bank                   3.60        10/31/05        1,352,216
Chase Manhattan Bank                   3.60        10/31/05        1,775,396
Chase Manhattan Bank                   3.65        10/31/05        2,763,519
Chase Manhattan Bank                   3.80        10/31/05        1,219,658
Merrill Lynch                          0.85        10/31/05        1,337,285
Merrill Lynch                          3.15        10/31/05        3,225,867
Santander Investment Securities        3.45        10/31/05        1,509,661
                                                                 -----------
                                                                 $33,454,224


*    Represents entire or partial securities out on loan.

(a) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2005.

(b) Positions, or portions thereof, with an aggregate market value of $43,989,675 have been segregated to collateralize reverse repurchase agreements.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate market value of these securities amounted to $58,745,784 or 32.9% of net assets.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)  Illiquid security, valued at fair market value (see Note A).

(f) Security is exempt from registration under Rule 144A of the Securites Act of 1933. This security, which represents 0.23% of net assets as of September 30, 2005, is considered illiquid and restricted. Security is in default and is non-income producing.

                                  Acquisition    Acquisition     Market     Percentage of
Restricted Security                  Dates          Cost         Value       Net Assets
-----------------------------------------------------------------------------------------
Russell-Stanley Holdings, Inc.      2/26/99-     $5,111,352     $411,065        0.23%
  9.00%, 11/30/08                   8/31/05

(g)  Payment in kind (PIK).

(h)  Non-income producing security.

     Glossary of Terms:
     DCB - Debt Conversion Bond
     FRN - Floating Rate Note

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

     See notes to financial statements.


ACM MANAGED DOLLAR INCOME FUND o 23


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005

Assets
Investments in securities, at value
  (cost $195,751,366--including investment of cash
  collateral for securities loaned of $6,780,299)              $216,691,428(a)
Cash                                                                940,650
Interest and dividends receivable                                 3,167,671
Receivable for investment securities sold                         1,198,858
Unrealized appreciation on credit default swap contracts            337,873
Paydown receivable                                                    3,704
Prepaid expenses                                                      9,571
Total assets                                                    222,349,755

Liabilities
Reverse repurchase agreements                                    33,454,224
Payable for collateral received on securities loaned              6,780,299
Payable for investment securities purchased                       2,943,530
Unrealized depreciation on credit default swap contracts            276,563
Advisory fee payable                                                127,967
Tender fees payable                                                  61,981
Administrative fee payable                                           20,475
Accrued expenses and other liabilities                              124,516
Total liabilities                                                43,789,555
Net Assets                                                     $178,560,200

Composition of Net Assets
Common stock, at par                                           $    215,723
Additional paid-in capital                                      286,936,045
Distributions in excess of net investment income                   (186,090)
Accumulated net realized loss on investment transactions       (129,406,850)
Net unrealized appreciation of investments                       21,001,372
                                                               $178,560,200

Net Asset Value Per Share
  (based on 21,572,318 shares outstanding)                            $8.28


(a)  Includes securities on loan with a value of $6,444,770 (see Note F).

     See notes to financial statements.


24 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF OPERATIONS
Year Ended September 30, 2005



Investment Income
Interest                                        $17,158,240
Dividends                                           134,652     $17,292,892

Expenses
Advisory fee                                      1,356,862
Administrative fee                                  217,101
Custodian                                            94,351
Printing                                             85,445
Audit                                                84,159
Legal                                                59,100
Directors' fees                                      38,089
Transfer agency                                      32,425
Registration                                         29,187
Miscellaneous                                        51,649
Total expenses before interest                    2,048,368
Interest expense                                    654,680
Total expenses                                                    2,703,048
Net investment income                                            14,589,844

Realized and Unrealized Gain (Loss) on
Investment Transactions
Net realized gain on:
  Investment transactions                                         3,068,308
  Swap contracts                                                    313,961
  Written options                                                   182,462
Net change in unrealized
appreciation/depreciation of:
  Investments                                                     6,297,366
  Swap contracts                                                   (274,893)
Net gain on investment transactions                               9,587,204

Net Increase in Net Assets from
  Operations                                                    $24,177,048


See notes to financial statements.


ACM MANAGED DOLLAR INCOME FUND o 25


STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended      Year Ended
                                               September 30,   September 30,
                                                   2005            2004
                                               ------------    ------------
Increase (Decrease) in Net Assets
Resulting from Operations
Net investment income                          $ 14,589,844    $ 17,179,212
Net realized gain on
  investment transactions                         3,564,731      14,220,638
Net change in unrealized
  appreciation/depreciation
  of investments                                  6,022,473      (9,001,996)
Net increase in net assets
  from operations                                24,177,048      22,397,854

Dividends and Distributions to
Shareholders from
Net investment income                           (15,094,355)    (18,071,829)

Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of Common Stock                       79,572       1,227,800
Tender offer (resulting in the redemption
  of 1,135,385 and 0 shares of
  common stock, respectively)                    (9,162,557)             -0-
Tender offer costs                                 (175,000)             -0-
Total increase (decrease)                          (175,292)      5,553,825

Net Assets
Beginning of period                             178,735,492     173,181,667
End of period (including distributions
  in excess of net investment income
  of $186,090 and $382,449,
  respectively)                                $178,560,200    $178,735,492


See notes to financial statements.


26 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF CASH FLOWS
Year Ended September 30, 2005


Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received               $  16,750,263
Interest expense paid                              (512,000)
Operating expenses paid                          (2,023,637)
Net increase in cash from operating
  activities                                                  $  14,214,626

Investing Activities:
Purchases of long-term investments             (144,034,272)
Proceeds from disposition of long-term
  investments                                   159,343,271
Purchases of short-term investments, net         (2,400,000)
Cash collateral received on securities
  loaned                                          6,780,299
Net premium received on option
  transactions                                      218,125
Net premium received on swaps
  transactions                                      346,400
Net increase in cash from investing
  activities                                                     20,253,823

Financing Activities:*
Cash dividends paid                             (15,094,355)
Reinvestment of dividends                            79,572
Proceeds from reverse repurchase
  agreements                                    (12,281,054)
Tender offer                                     (9,275,576)
Net decrease in cash from financing
  activities                                                    (36,571,413)
Net decrease in cash                                             (2,102,964)
Cash at beginning of period                                       3,043,614
Cash at end of period                                         $     940,650

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to Net
Increase in Cash from Operating
Activities:
Net increase in net assets from
  operations                                                  $  24,177,048

Adjustments:
Increase in dividends and interest
  receivable                                  $     923,852
Accretion of bond discount and
  amortization of bond premium                   (1,466,481)
Increase in accrued expenses and
  other assets                                       24,731
Decrease in interest payable                        142,680
Net realized loss on investment
  transactions                                   (3,564,731)
Net change in unrealized appreciation/
  depreciation of investments                    (6,022,473)
Total adjustments                                                (9,962,422)

Net Increase in Cash from
Operating Activities                                          $  14,214,626


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

     See notes to financial statements.


ACM MANAGED DOLLAR INCOME FUND o 27


NOTES TO FINANCIAL STATEMENTS
September 30, 2005

NOTE A
Significant Accounting Policies
ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may


28 o ACM MANAGED DOLLAR INCOME FUND


establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ACM MANAGED DOLLAR INCOME FUND o 29


5. Repurchase Agreements
The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2005, the Fund reimbursed $440 to AGIS.

Under the terms of an Administration Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .15 of 1% of the average adjusted weekly net assets of the Fund for the period September 1, 2003 through June 30, 2004. Effective July 1, 2004, this fee was reduced so as to charge the Fund at a reduced annual rate of .12 of 1% of the average adjusted weekly net assets of the Fund but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2005, were as follows:

                                                Purchases         Sales
                                              --------------  --------------
Investment securities (excluding
  U.S. government securities)                  $131,958,149    $131,665,873
U.S. government securities                               -0-             -0-


30 o ACM MANAGED DOLLAR INCOME FUND


At September 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and gross unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                           $196,152,717
Gross unrealized appreciation                                  $ 26,780,072
Gross unrealized depreciation                                    (6,241,361)
Net unrealized appreciation                                    $ 20,538,711

1. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


ACM MANAGED DOLLAR INCOME FUND o 31


Transactions in written options for the year ended September 30, 2005 were as follows:

                                                    Number of
                                                    Contracts      Premiums
                                                      (000)        Received
                                                    ---------     -----------
Options outstanding at
  September 30, 2004                                     -0-       $     -0-
Options written                                      13,194         182,462
Options exercised                                        -0-             -0-
Options terminated in closing purchase
  transactions                                           -0-             -0-
Options expired                                     (13,194)       (182,462)

Options outstanding at
  September 30, 2005                                     -0-       $     -0-

2. Swap Agreements
The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


32 o ACM MANAGED DOLLAR INCOME FUND


The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $8,694,000, with net unrealized appreciation of $337,873 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $2,950,000 with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $5,744,000 as of September 30, 2005.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.


ACM MANAGED DOLLAR INCOME FUND o 33


For the year ended September 30, 2005, the average amount of reverse repurchase agreements outstanding was $32,182,172 and the daily weighted average annual interest rate was 2.01%.

NOTE D
Capital Stock
There are 300,000,000 shares of $.01 par value common stock authorized of which 21,572,318 shares were issued and outstanding at September 30, 2005. During the year ended September 30, 2005 and the year ended September 30, 2004, the Fund issued 9,984 and 157,097 shares, respectively, in connection with the Fund's dividend reinvestment plan.

On June 10, 2005, the Fund purchased and retired 1,135,385 shares of its outstanding common stock for $8.07 per share pursuant to a tender offer. The fund incurred costs of $175,000, which were charged to additional paid in capital. At June 10, 2005, 21,572,318 shares of common stock were outstanding. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund's shares.

NOTE E
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market coun-


34 o ACM MANAGED DOLLAR INCOME FUND


tries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F
Securities Lending
The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2005, the Fund had loaned securities with a value of $6,444,770 and received cash collateral of $6,780,299, which was invested in a money market fund as included in the portfolio of investments. For the year ended September 30, 2005, the Fund earned fee income of $22,342, which is included in interest income in the accompanying statement of operations.

NOTE G
Distributions to Shareholders
The tax character of the distributions paid to shareholders during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                                   2005            2004
                                               -------------   -------------
Distributions paid from:
  Ordinary income                               $15,094,355     $18,071,829
Total taxable distributions                      15,094,355      18,071,829
Tax return of capital                                    -0-             -0-
Total distributions paid                        $15,094,355     $18,071,829


ACM MANAGED DOLLAR INCOME FUND o 35


As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(129,072,933)(a)
Unrealized appreciation/(depreciation)                           20,481,365(b)
Total accumulated earnings/(deficit)                          $(108,591,568)

(a) On September 30, 2005, the Fund had a net capital loss carryforward of $129,072,933 of which $40,065,073 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $2,967,645.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.


During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, the tax character of paydown gains/losses, tax treatment of swap income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE H
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now


36 o ACM MANAGED DOLLAR INCOME FUND


pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to


ACM MANAGED DOLLAR INCOME FUND o 37


produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucion Compliant. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission


38 o ACM MANAGED DOLLAR INCOME FUND


of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


ACM MANAGED DOLLAR INCOME FUND o 39


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                Year Ended September 30,
                                            ---------------------------------------------------------------
                                                2005         2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 7.87       $ 7.68       $ 5.58       $ 6.33       $ 8.09

Income From Investment
  Operations
Net investment income(c)                        0.65         0.76         0.81         0.84         0.98
Net realized and unrealized
  gain (loss) on investment
  transactions                                  0.43         0.23         2.10        (0.71)       (1.72)
Net increase (decrease) in net
  asset value from operations                   1.08         0.99         2.91         0.13        (0.74)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                       (0.67)       (0.80)       (0.81)       (0.85)       (0.95)
Tax return of capital                             -0-          -0-          -0-       (0.03)       (0.07)
Total dividends and
  distributions                                (0.67)       (0.80)       (0.81)       (0.88)       (1.02)
Net asset value, end of period                $ 8.28       $ 7.87       $ 7.68       $ 5.58       $ 6.33
Market value, end of period                   $ 7.74       $ 7.87       $ 8.15       $ 6.29       $ 7.62
Premium/Discount                               (0.07%)       0.00%        6.12%       12.72%       20.38%

Total Return
Total investment return
  based on:(d)
  Market value                                  7.10%        6.91%       45.71%       (6.14)%       3.02%
  Net asset value                              14.57%       13.45%       54.77%         .23%      (10.08)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $178,560     $178,735     $173,182     $124,834     $140,110
Ratios to average net assets of:
  Expenses                                      1.49%        1.44%        1.72%        2.12%        2.75%
  Expenses, excluding
    interest expense(e)                         1.13%        1.15%        1.21%        1.15%        1.13%
  Net investment income                         8.06%        9.76%       11.88%       10.81%        9.90%
Portfolio turnover rate                           63%          95%          80%          63%         129%


See footnote summary on page 41.


40 o ACM MANAGED DOLLAR INCOME FUND


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2005, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.14%.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year end September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Excludes net interest expense of .36%, .29%, .51%, .97%, 1.62% and 1.61%, respectively, on borrowings.


ACM MANAGED DOLLAR INCOME FUND o 41


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund,
Inc.
We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
November 16, 2005


42 o ACM MANAGED DOLLAR INCOME FUND


ADDITIONAL INFORMATION
(unaudited)


ACM Managed Dollar Income Fund
Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


ACM MANAGED DOLLAR INCOME FUND o 43


The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund. Mr. Gershon M. Distenfeld has replaced Ms. Sheryl Rothman as one of the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


44 o ACM MANAGED DOLLAR INCOME FUND


BOARD OF DIRECTORS


William H.Foulk, Jr.,(1) Chairman
Marc O.Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)


OFFICERS
Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Paul J. DeNoon(2), Vice President
Mark A. Hamilton, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Paying Agent, Transfer Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered Public Accounting Firm
Ernst& Young LLP
5 Times Square
New York,NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Team. While all members of the team work jointly to determine the majority of the investment stategy including stock selection for the Fund, Mr. Paul J. DeNoon and Mr. Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ACM MANAGED DOLLAR INCOME FUND o 45


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

       NAME,                                                                          PORTFOLIOS
      ADDRESS,                             PRINCIPAL                                    IN FUND         OTHER
    DATE OF BIRTH                         OCCUPATION(S)                                 COMPLEX      DIRECTORSHIP
     OF DIRECTOR                           DURING PAST                                OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                           5 YEARS                                   DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, ++                  Executive Vice President of                            81             None
1345 Avenue of the                 ACMC since 2001; prior thereto,
Americas                           Chief Executive Officer of
New York, NY 10105                 Sanford C. Bernstein & Co., LLC
10/2/57                            and its predecessor since prior to
(2003)                             1999.

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#            Investment adviser and an                              108            None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(1993)                             with which he had been
Chairman of the Board              associated since prior to 1999. He
                                   was formerly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior thereto,
                                   Chief Investment Officer of the New
                                   York Bank for Savings.

Ruth Block,#+++                    Formerly Executive Vice President                      105            None
500 SE Mizner Blvd.,               and Chief Insurance Officer of
Boca Raton, FL 33432               The Equitable Life Assurance
11/7/30                            Society of the United States;
(1993)                             Chairman and Chief Executive
                                   Officer of Evlico; Director of Avon,
                                   BP (oil and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; former Governor at
                                   Large National Association of
                                   Securities Dealers, Inc.

David H. Dievler,#                 Independent consultant. Until                          107            None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation
(1993)                             ("ACMC") responsible for mutual
                                   fund administration. Prior to joining
                                   ACMC in 1984 he was Chief Financial
                                   Officer of Eberstadt Asset Management
                                   since 1968. Prior to that he was a
                                   Senior Manager at Price Waterhouse & Co.
                                   Member of American Institute of
                                   Certified Public Accountants since 1953.


46 o ACM MANAGED DOLLAR INCOME FUND


       NAME,                                                                          PORTFOLIOS
      ADDRESS,                             PRINCIPAL                                    IN FUND         OTHER
    DATE OF BIRTH                         OCCUPATION(S)                                 COMPLEX      DIRECTORSHIP
     OF DIRECTOR                           DURING PAST                                OVERSEEN BY      HELD BY
   (YEAR ELECTED*)                           5 YEARS                                   DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin,#                   Consultant. Formerly President of                      105            None
P.O. Box 12                        Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002, a
2/19/42                            Senior Advisor from June 1999-
(1993)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.

Michael J. Downey, #               Consultant since 2004.                                 80             Asia Pacific
c/o Alliance Capital               Formerly managing partner of                                          Fund, Inc.
Management L.P.                    Lexington Capital, LLC (investment                                    and The
1345 Avenue of the                 advisory firm) from 1997 until                                        Merger Fund
Americas                           December 2003. Prior thereto,
Attn: Philip L. Kirstein           Chairman and CEO of Prudential
New York, NY 10105                 Mutual Fund Management
1/26/44                            (1987-1993).
(2005)

Dr. James M. Hester, #             Formerly President of the Harry Frank                  11             None
25 Cleveland Lane                  Guggenheim Foundation, New York
Princeton, NJ 08540                University and the New York
4/19/24                            Botanical Garden. Formerly Rector
(1993)                             of the United Nations University
                                   and Vice Chairman of the Board of
                                   the Federal Reserve Bank of New York.


*    There is no stated term of office for the Fund's directors.

#    Member of the Audit Committee, the Governance and Nominating Committee,
and the Independent Directors Committee.

++   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

+++ Ms. Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA, having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which was subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


ACM MANAGED DOLLAR INCOME FUND o 47


Officers of the Fund
Certain information concerning the Fund's Officers is listed below.

     NAME,
  ADDRESS* AND                POSITION(S)                   PRINCIPAL OCCUPATION
  DATE OF BIRTH               HELD WITH FUND                DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------
Marc O. Mayer,                President                     See biography above.
10/2/57

Philip L. Kirstein,           Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer--Mutual Funds of
                              Compliance Officer            ACMC** with which he has been
                                                            associated since October 2004. Prior
                                                            thereto, he was Counsel of Kirkpatrick
                                                            & Lockhart, LLP from 2003 to October
                                                            2004, and General Counsel and First
                                                            Vice President of Merrill Lynch
                                                            Investment Managers since prior to
                                                            2000.

Mark A. Hamilton              Vice President                Vice President of ACMC** with which
3/24/65                                                     he has been associated since October
                                                            2000 and a member of the Global High
                                                            Yield portfolio-management team. Prior
                                                            thereto, he managed Sanford C.
                                                            Bernstein & Co.'s European and Global
                                                            fixed-income portfolios for institutional
                                                            and retail clients in London since prior
                                                            to 2000.

Paul J. DeNoon,               Vice President                Senior Vice President of ACMC**, with
4/18/62                                                     which he has been associated since
                                                            prior to 2000.

Mark R. Manley,               Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer
                                                            of ACMC**, with which he has been
                                                            associated since prior to 2000.

Mark D. Gersten,              Treasurer and Chief           Senior Vice President of AGIS and a
10/4/50                       Financial Officer             Vice President of ABIRM**, with which
                                                            he has been associated since prior to
                                                            2000.

Vincent S. Noto,              Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, ABIRM and AGIS are affiliates of the Fund.


48 o ACM MANAGED DOLLAR INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;


ACM MANAGED DOLLAR INCOME FUND o 49


     8.   portfolio turnover rates for the Fund;

     9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     10. the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     12.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such ser-


50 o ACM MANAGED DOLLAR INCOME FUND


vices provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate administration agreement and pays separate administration fees to its administrator.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not gener-


ACM MANAGED DOLLAR INCOME FUND o 51


ally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. Since the Fund does not normally engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund compared to other funds in the Lipper Flexible Income Funds Average (the "Lipper Average") for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception October 1993) and for each of the last ten calendar years, and compared to the JP Morgan Emerging Markets Bond Index Plus (the "Index") for periods ending May 31, 2005 for the YTD, 1-, 3-, 5- and 10-year periods. The directors noted that in the Lipper Average comparison, the Fund's performance was significantly above the Lipper medians in all periods reviewed and that the Fund's calendar year performance was also significantly above the Lipper medians every year except 2002 when it was somewhat below the Lipper median and 1994, 1998 and 2000 when it was significantly below the Lipper medians. The directors further noted that the Fund underper-


52 o ACM MANAGED DOLLAR INCOME FUND


formed the Index in all periods reviewed except in the 3-year period when it outperformed the Index. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses
The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to an entity that is not affiliated with the Adviser for administrative services) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General ("NYAG"), the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). The directors noted that the Fund's contractual advisory fee rate was the same as the rate charged to comparable open-end funds managed by the Adviser prior to the reductions made as a result of the settlement with the NYAG. The directors had previously requested a reduction in the advisory fees of the Fund to the levels charged to comparable open-end funds managed by the Adviser. At their September 14 and 16, 2005 meeting, the directors considered the Adviser's position that no fee adjustments were warranted in the Fund's particular circumstances.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group created by Lipper (an Expense Group, which Lipper described as a small, hand-selected group of "peer funds"). Comparison information for an Expense Universe (described by Lipper as a broader array of funds) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 89.3 basis points (combined advisory fee paid


ACM MANAGED DOLLAR INCOME FUND o 53


under the Advisory Agreement and an administration fee paid to an entity that is not affiliated with the Adviser) were the same as the median for the Expense Group. The directors noted that the Fund's total expense ratio was materially lower than the median for the Expense Group. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale
The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser.


54 o ACM MANAGED DOLLAR INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-----------------------------------
Wealth Strategies Funds
-----------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------
Blended Style Funds
-----------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------
Growth Funds
-----------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------
Value Funds
-----------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------
Taxable Bond Funds
-----------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------
Municipal Bond Funds
-----------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-----------------------------------
Intermediate Municipal Bond Funds
-----------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------
Closed-End Funds
-----------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM MANAGED DOLLAR INCOME FUND o 55


SUMMARY OF GENERAL INFORMATION


Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by Equiserve Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Equiserve Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


56 o ACM MANAGED DOLLAR INCOME FUND


Privacy Notice
Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.




ACM MANAGED DOLLAR INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


MDIAR0905


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                            Audit-Related
                        Audit Fees              Fees               Tax Fees
                        ----------          -------------          --------
          2004           $51,000               $9,785              $24,804
          2005           $53,000               $8,355               18,304

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                           Total Amount of
                                                          Foregoing Column
                                                         Pre-approved by the
                                  All Fees for             Audit Committee
                               Non-Audit Services       (Portion Comprised of
                                Provided to the          Audit Related Fees)
                             Portfolio, the Adviser     (Portion Comprised of
                             and Service Affiliates           Tax Fees)
                             ----------------------     ---------------------
                     2004          $1,236,321               [ $284,589 ]
                                                            ( $259,785 )
                                                            (  $24,804 )
                     2005            $903,852               [ $196,659 ]
                                                            ( $178,355 )
                                                            (  $18,304 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:
               Ruth Block               Michael J. Downey
               David H. Dievler         William H. Foulk, Jr
               John H. Dobkin           Dr. James M. Hester


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                                                                  October 2005

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction
As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Except as set forth below, there have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

REGISTRANT PURCHASES OF EQUITY SECURITIES(1)
                                                                                      Maximum Number
                                                                Total Number of      (or Approximate
                                                               Shares (or Units)     Dollar Value) of
                                                               Purchased as part     Shares (or Units)
                    Total Number of                               of Publicly         that May Yet Be
                    Shares (or Units    Average Price Paid      Announced Plans     Purchased Under the
Period                 Purchased)       per Share (or Unit)       or Programs        Plans or Programs
-------------------------------------------------------------------------------------------------------
June 1, 2005 -
  June 30, 2005        1,135,385               $8.07               1,135,385          Not Applicable

(1) The Fund announced on May 10, 2005 the terms of a tender offer in fulfillment of an undertaking, in connection with the initial public offering of shares, stated in the Fund's prospectus dated October 22, 1993. The Fund commenced the tender offer on May 13, 2005 for 1,135,385 shares of its common stock representing approximately 5% of the Fund's outstanding shares. The offer was for cash at a price equal to the net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange on the date after the date the offer expired. The offer expired at 12:00 Midnight Eastern Time on June 10, 2005.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

  EXHIBIT NO.   DESCRIPTION OF EXHIBIT
  12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

  12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

  12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Dollar Income Fund, Inc.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date:     November 29, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date:    November 29, 2005

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date:    November 29, 2005